UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2014

BUNGE LIMITED

(Exact name of Registrant as specified in its charter)

Bermuda State or other jurisdiction of incorporation)	001-16625 (Commission File Number)	98-0231912 (I.R.S. Employer Identification Number)

50 Main Street White Plains, New York (Address of principal executive offices)	10606 Zip code)

(914) 684-2800
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05                                           Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 7, 2014, Bunge Limited (the “Company”) adopted a new Code of Conduct, which replaces in its entirety the Company’s Code of Ethics.  The Code of Conduct expands upon the Code of Ethics, highlights and reinforces various corporate policies and reflects the Company’s values, vision and culture in a more contemporary format.  The Code of Conduct applies to all directors, officers and employees of the Company worldwide.

The Code of Conduct is posted in the “Investors—Corporate Governance” section of the Company’s website at http://www.bunge.com/.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 10, 2014

BUNGE LIMITED

By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Deputy General Counsel, Chief
Compliance Officer and Assistant Secretary